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                                                                    Exhibit 10.2

                              AMENDED AND RESTATED
                               GUARANTY AGREEMENT

     THIS AMENDED AND RESTATED GUARANTY AGREEMENT (this "Guaranty Agreement"), dated as of October 13, 2005, is made by AVNET, INC., a New York corporation (the "Guarantor"), to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent under the Credit Agreement defined below (in such capacity, the "Administrative Agent"), each of the lenders now or hereafter party to the Credit Agreement defined below (each, a "Lender" and, collectively, the "Lenders" and, together with the Administrative Agent, collectively, the "Secured Parties" and each a "Secured Party"). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                                   WITNESSETH:

     WHEREAS, the Guarantor, AVNET LOGISTICS U.S., L.P., a Texas limited partnership ("Logistics"), the lenders party thereto and the Administrative Agent entered into a Credit Agreement dated as of June 7, 2004 (the "Existing Credit Agreement"), pursuant to which such lenders have made available to the Borrowers a revolving credit facility, with swingline, letter of credit and multicurrency subfacilities;

     WHEREAS, the Guarantor has guaranteed the obligations of Logistics under the Existing Credit Agreement pursuant to a Guaranty Agreement dated as of June 7, 2004 (the "Existing Guaranty");

     WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend and restate the Existing Credit Agreement by entering into an Amended and Restated Credit Agreement dated as of October 13, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the execution and delivery of this Guaranty Agreement is a condition precedent to the effectiveness of the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree that the Existing Guaranty is hereby amended and restated as this Guaranty Agreement with the effect that the Existing Guaranty, as so amended and restated, is hereby continued into this Guaranty Agreement, and this Guaranty Agreement shall constitute neither a release nor novation of any obligation arising under the Existing Guaranty, and the obligations in effect under the Existing Guaranty shall continue in effect on the terms hereof, including amendment and expansion of the obligations guaranteed by the Existing Guaranty to include the obligations and liabilities of the Borrowers under the Credit Agreement, all as follows:

     1. GUARANTY. The Guarantor hereby confirms its payment and performance obligations under the Existing Guaranty and unconditionally, absolutely, continually and irrevocably guarantees to each Secured Party the payment and performance in full of the
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Guaranteed Liabilities (as defined below). For all purposes of this Guaranty
Agreement, "Guaranteed Liabilities" means: (a) each Designated Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from such Designated Borrower to any one or more of the Secured Parties, including principal, interest, premiums and fees (including, but not limited to, loan fees and fees and expenses of counsel); and (b) each Designated Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Designated Borrower under the Credit Agreement, the Notes and all other Loan Documents. The Guarantor's obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantor's Obligations".

     The Guarantor agrees that it is directly and primarily liable for the Guaranteed Liabilities.

     2. PAYMENT. If any Designated Borrower shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and fees and expenses of counsel), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then the Guarantor will, upon demand by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Secured Parties, an amount equal to all the Guaranteed Liabilities then due and owing.

     3. ABSOLUTE RIGHTS AND OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantor's Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of, and the Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement by reason of:

          (a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantor's Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the "Related Agreements");

          (b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

          (c) any acceleration of the maturity of any of the Guaranteed Liabilities or of any other obligations or liabilities of any Person under any of the Related Agreements;

          (d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed


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     Liabilities, for any of the Guarantor's Obligations, or for any other obligations or liabilities of any Person under any of the Related
     Agreements;

          (e) any dissolution of any Designated Borrower or any other party to a Related Agreement, or the combination or consolidation of any Designated Borrower or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Designated Borrower or any other party to a Related Agreement;

          (f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

          (g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation obligations arising under any other guaranty now or hereafter in effect);

          (h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities or any of the obligations or liabilities of any party to any other Related Agreement;

          (i) any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risks of the Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any Designated Borrower or to any collateral in respect of the Guaranteed Liabilities or Guarantor's Obligations.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantor's Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

     4. CURRENCY AND FUNDS OF PAYMENT. All Guarantor's Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Party with respect thereto as against any Designated Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Designated Borrower of any or all of the Guaranteed Liabilities.

     5. EVENTS OF DEFAULT. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any


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collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent's election and without notice thereof or demand therefor, the Guarantor's Obligations shall immediately be and become due and payable.

     6. SUITS. The Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent's place of business set forth in the Credit Agreement or such other address as the Administrative Agent shall give notice of to the Guarantor, the Guarantor's Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against the Guarantor. At the Administrative Agent's election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against the Guarantor, whether or not suit has been commenced against any Designated Borrower or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

     7. SET-OFF AND WAIVER. The Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor's Obligations, any defense (legal or equitable) or other claim which the Guarantor may now or at any time hereafter have against any Designated Borrower or any or all of the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to the Guarantor. The Guarantor agrees that each Secured Party shall have a lien for all the Guarantor's Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of the Guarantor, including any balance of any deposit account or of any credit of the Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party from and after the occurrence of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor's Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 7, all remittances and property shall be deemed to be in the possession of a Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

     8. WAIVER OF NOTICE; SUBROGATION.

          (a) The Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of any Designated Borrower or otherwise entering into arrangements with any Designated Borrower giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions


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     thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. The Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing the Guarantor from the Guarantor's Obligations, and the Guarantor hereby consents to each and all of the foregoing events or occurrences.

          (b) The Guarantor hereby agrees that payment or performance by the Guarantor of its Guarantor's Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to the Guarantor without the Administrative Agent being required, the Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Designated Borrower or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Designated Borrower or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

          (c) The Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the Facility Termination Date (as defined below) shall have elapsed without the filing or commencement, by or against any Designated Borrower, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Designated Borrower or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by the Guarantor against the estate of any Designated Borrower within the meaning of Section 101 of the Bankruptcy Code in the event of a subsequent case involving any Designated Borrower. If an amount shall be paid to the Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 20 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantor's Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the


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     Guarantor's Obligations, the termination or expiration of this Guaranty
     Agreement in any manner, including but not limited to termination in accordance with Section 20 hereof, and occurrence of the Facility Termination Date. For purposes of this Guaranty Agreement, "Facility Termination Date" means the date as of which all of the following shall have occurred: (a) each Borrower shall have permanently terminated the credit facilities under the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be payable solely for the account of the L/C Issuer and shall be computed (based on interest rates and the Applicable Rate then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (b) all Commitments shall have terminated or expired; and (c) each Borrower shall have fully, finally and irrevocably paid and satisfied in full all of its obligations and liabilities arising under the Loan Documents, including, with respect to each Borrower, the Obligations of such Borrower (except for future obligations consisting of continuing indemnities and other contingent Obligations that may be owing to any Agent-Related Person or any Lender pursuant to the Loan Documents and expressly survive termination of the Credit Agreement or any other Loan Document).

     9. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 20 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to the Guarantor in accordance with Section 22 hereof.

     10. REPRESENTATIONS AND WARRANTIES. The Guarantor warrants and represents to the Administrative Agent, for the benefit of the Secured Parties, that it is duly authorized to execute and deliver this Guaranty Agreement, and to perform its obligations under this Guaranty Agreement, that this Guaranty Agreement has been duly executed and delivered on behalf of the Guarantor by its duly authorized representatives; that this Guaranty Agreement is legal, valid, binding and enforceable against the Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that the Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of any of its Organization Documents, any agreement or instrument to which the Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject.

     11. EXPENSES. The Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including fees and expenses of counsel, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.


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     12. REINSTATEMENT. The Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

     13. ATTORNEY-IN-FACT. To the extent permitted by law, the Guarantor hereby appoints the Administrative Agent, for the benefit of the Secured Parties, as the Guarantor's attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

     14. RULES OF INTERPRETATION. The rules of interpretation contained in
Section 1.02 of the Credit Agreement shall be applicable to this Guaranty Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

     15. ENTIRE AGREEMENT. This Guaranty Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 20, neither this Guaranty Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

     16. BINDING AGREEMENT; ASSIGNMENT. This Guaranty Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that the Guarantor shall not be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement or any other interest herein or therein without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing sentence of this Section 16, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.


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     17. [INTENTIONALLY OMITTED].

     18. SEVERABILITY. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     19. COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 19, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Guaranty Agreement.

     20. TERMINATION. Subject to reinstatement pursuant to Section 12 hereof, this Guaranty Agreement, and all of the Guarantor's Obligations hereunder (excluding those Guarantor's obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

     21. REMEDIES CUMULATIVE; LATE PAYMENTS. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Guarantor's guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

     22. NOTICES. Any notice required or permitted hereunder shall be given, (a) with respect to the Guarantor, at the address indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent's address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

     23. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.


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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amended and Restated Guaranty Agreement as of the day and year first written above.

                                        GUARANTOR:

                                        AVNET, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent


                                        By:
                                            ------------------------------------
                                        Name: Robert J. Rittelmeyer
                                        Title: Vice President